Supplement to
The North Carolina Capital Management Trust:
Cash Portfolio (to be renamed Government Portfolio) and Term Portfolio
August 29, 2016
Prospectus and Statement of Additional Information

Kevin Gaffney and Maura Walsh serve as co-managers of Term Portfolio.

Effective August 31, 2016, Cash Portfolio has been renamed Government Portfolio.

At a special shareholder meeting of Cash Portfolio, shareholders approved proposals to modify the fund’s fundamental concentration policy so that the fund would be prohibited from investing more than 25% of its total assets in the financial services industry and to revise one of the fund’s other fundamental investment policies. These changes will enable the fund to operate as a government money market fund. The fund will implement other changes necessary to operate as a government money market fund, including (1) adopting a principal investment strategy to normally invest at least 99.5% of its total assets in cash, U.S. Government Securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash or government securities), and (2) changing its name to “Government Portfolio.” The modification to the fund’s fundamental concentration policy and the fund’s transition to a government money market fund are expected to become effective in the third quarter of 2016.

The following information replaces the information for Cash Portfolio under the heading "Principal Investment Strategies" in the Fund Summary section of the Prospectus on page 3.

  Normally investing at least 99.5% of total assets in cash, U.S. Government securities and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash or government securities), as permitted by North Carolina General Statute 159-30, as amended (the Statute) and 20 North Carolina Administrative Code 3.0703, as amended (the Code).
  Investing in U.S. Government securities issued by entities that are chartered or sponsored by Congress but whose securities are neither issued nor guaranteed by the U.S. Treasury.
  Investing in compliance with industry-standard regulatory requirements for money market funds for the quality, maturity, liquidity, and diversification of investments.

In addition, the fund normally invests at least 80% of its assets in U.S. Government securities and repurchase agreements for those securities.

The following information replaces the information for Cash Portfolio under the heading "Principal Investment Risks" in the Fund Summary section of the prospectus on page 3.

  Interest Rate Changes.  Interest rate increases can cause the price of a money market security to decrease.
  Issuer-Specific Changes.  A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease.

You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Fidelity Investments and its affiliates, the fund’s sponsor, have no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

The fund will not impose a fee upon the sale of your shares, nor temporarily suspend your ability to sell shares if the fund's weekly liquid assets fall below 30% of its total assets because of market conditions or other factors.

The following information replaces the information for Term Portfolio under the heading "Portfolio Manager(s)" in the Fund Summary section of the Prospectus on page 7.

Kevin Gaffney (co-manager) has managed the fund since January 2015.

Maura Walsh (co-manager) has managed the fund since March 2017.

The following information replaces the information for Cash Portfolio under the heading "Investment Objective" in the Fund Basics section of the Prospectus on page 9.

Government Portfolio seeks to obtain as high a level of current income as is consistent with the preservation of capital and liquidity and to maintain a constant net asset value of $1.00 per share.

The following information replaces the information for Cash Portfolio under the heading "Principal Investment Strategies" in the Fund Basics section of the Prospectus on page 9.

The Adviser normally invests at least 99.5% of the fund's total assets in cash, U.S. Government securities and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash or government securities), as permitted by the Statute and the Code. More detail regarding the provisions of the Statute and the Code is included in the Appendix. Certain issuers of U.S. Government securities are sponsored or chartered by Congress but their securities are neither issued nor guaranteed by the U.S. Treasury.

In buying and selling securities for the fund, the Adviser complies with industry-standard regulatory requirements for money market funds regarding the quality, maturity, liquidity, and diversification of the fund's investments. The Adviser stresses maintaining a stable $1.00 share price, liquidity, and income.

In addition, the Adviser normally invests at least 80% of the fund's assets in U.S. Government securities and repurchase agreements for those securities.

The following information replaces similar information for Cash Portfolio under the heading "Description of Principal Security Types" in the Fund Basics section of the Prospectus on page 9.

A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price. A repurchase agreement entered into by Government Portfolio may be collateralized by U.S. Government securities or cash. A repurchase agreement is collateralized fully if the collateral consists entirely of U.S. Government securities and cash items.

The following information supplements the information for Cash Portfolio under the heading "Principal Investment Risks" in the Fund Basics section of the Prospectus beginning on page 9.

Government Portfolio will not impose a fee upon the sale of your shares, nor temporarily suspend your ability to sell shares if the fund's weekly liquid assets fall below 30% of its total assets because of market conditions or other factors.

The following information replaces similar information for Cash Portfolio under the heading "Fundamental Investment Policies" in the Fund Basics section of the Prospectus beginning on page 10.

Government Portfolio, the original Portfolio of the trust, seeks to obtain as high a level of current income as is consistent with the preservation of capital and liquidity, and to maintain a constant net asset value of $1.00 per share. Government Portfolio seeks to achieve this objective by investing only in instruments that are authorized for investment by units of local government as specified in North Carolina General Statute 159-30, as amended, and 20 North Carolina Administrative Code 3.0703, as amended. Government Portfolio will use its best efforts to maintain a constant net asset value of $1.00 per share.

The following information supplements the information for Cash Portfolio under the heading "Fundamental Investment Policies" in the Fund Basics section of the Prospectus beginning on page 10.

Shareholder Notice

The following is subject to change only upon 60 days' prior notice to shareholders:

Government Portfolio normally invests at least 99.5% of total assets in cash, U.S. Government securities and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash or government securities) and at least 80% of the fund's assets in U.S. Government securities and repurchase agreements for those securities.

The following information replaces the information under the heading "Portfolio Manager(s)" in the Fund Services section of the Prospectus on page 19.

Kevin Gaffney is co-manager of Term Portfolio, which he has managed since January 2015. He also manages other funds. Since joining Fidelity Investments in 1995, Mr. Gaffney has worked as a custody analyst, custody operations manager, trader, and portfolio manager.

Maura Walsh is co-manager of Term Portfolio, which she has managed since March 2017. Since joining Fidelity Investments in 1995, Ms. Walsh has worked as a trader and portfolio manager.

The following information supplements similar information for Term Portfolio found in the "Management Contracts" section of the Statement of Additional Information beginning on page 25.

Maura Walsh is co-manager of Term Portfolio and does not receive compensation for her services to this fund. As of March 31, 2017, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of the portfolio manager’s compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

The portfolio manager’s base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of the portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured within a custom peer group assigned to each fund or account, and (ii) the investment performance of FMR taxable money market funds and accounts. The pre-tax investment performance of the portfolio manager’s fund(s) and account(s) is weighted according to her tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over her tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with her tenure, but that eventually encompasses rolling periods of up to three years for the comparison to a custom peer group. A smaller, subjective component of the portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FMR. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR’s parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

The portfolio manager’s compensation plan may give rise to potential conflicts of interest. The portfolio manager’s compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. The portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate her time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund’s Code of Ethics.

The following table provides information relating to other accounts managed by Ms. Walsh as of March 31, 2017:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	9	none	1
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$87,037	none	$318
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Term Portfolio ($2,606 (in millions) assets managed).

As of March 31, 2017, the dollar range of shares of Term Portfolio beneficially owned by Ms. Walsh was none.

NC-17-02 1.710543.136	May 10, 2017